united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22710

Total Income+ Real Estate Fund

(Exact name of registrant as specified in charter)

712 Fifth Avenue, 9th floor, New York NY 10019

(Name and address of agent for service)

Registrant's telephone number, including area code: 1- 888-459-1059

Date of fiscal year end: 9/30

Date of reporting period: 9/30/17

Item 1. Reports to Stockholders.

Annual Report
September 30, 2017

Investor Information: 1-888-459-1059

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Total Income+ Real Estate Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

2017 ANNUAL REPORT: (10/1/2016 - 9/30/2017)
Letter from the TI+ Portfolio Managers

To Our Valued Shareholders:

We are pleased to report that the Total Income+ Real Estate Fund (“TI+” or the “Fund”) recently celebrated its five-year anniversary. TI+ invests primarily in institutional private equity real estate funds (iPERE), previously only available for investment by the largest pension funds and institutional investors, as well as public real estate securities. The Fund is now invested in a diversified portfolio of 20 iPERE funds, up from 19 in our last semi-annual report (as of 3/31/17), with an aggregate underlying Gross Asset Value of approximately $152 billion of real estate holdings, up from approximately $142 billion.

The Fund’s risk-adjusted performance continues to shine relative to major financial market indexes. Since inception through 9/30/2017, TI+ has experienced approximately 85% lower volatility than leading stock and public REIT indices and approximately 45% lower volatility than the leading bond index (Barclays U.S. Aggregate Bond Index). This allows TI+ to have a higher risk-adjusted return (as measured by the Sharpe Ratio). In fact, since inception, the TI+ Sharpe Ratio was nearly four times that of the S&P 500 and more than seven times that of the MSCI US REIT Index as reported by Morningstar. This indicates that for each unit of volatility, a TI+ investor received four to seven times the return produced by the index.

By investing in low leverage, lower volatility, iPERE investments, in keeping with our investment thesis, TI+ has been able to produce stable cash flows that are not highly correlated to daily stock market fluctuations.

We are pleased to share these highlights with you:

+	NEW INVESTMENTS: New iPERE Fund investments include Prudential PRISA III, as well as recent additional investments in eight existing private equity holdings managed by JP Morgan, Principal, Prologis, Invesco, Clarion, Stockbridge, and RREEF, some of the oldest and most respected institutional real estate managers.

+	DISTRIBUTIONS[1]: TI+ has paid 19 consecutive quarterly distributions. The latest distribution (for A shares) of $0.3882 per share is equivalent to a 5.25% annualized distribution rate on the 9/27/2017 record date NAV of $29.58 per share. This distribution also represents an effective 6.2% distribution rate on the (A share) inception $25.00 NAV per share.

+	ASSETS UNDER MANAGEMENT: As of 11/1/2017, the Fund had approximately $820 million in assets under management (AUM). We believe this to be a continued validation by investors that TI+ is meeting its mandate to deliver current income and total return with lower volatility and correlation to the broader markets.

[1]	The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is not fixed. The distribution policy is thus subject to change. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the distributions consist of a return of capital based on the character of the distributions received from the underlying holdings, primarily Real Estate Investment Trusts. The final determination of the source and tax characteristics of all distributions will be made after the end of the year. The Fund’s distribution amounts were calculated based on income received from underlying investments including capital gains and return of capital realized from the disposition of such investments.

This is an actively managed, dynamic portfolio. There is no guarantee that any investment (or this investment) will achieve its objectives or goals, pay dividends and/or capital gains, generate positive returns, or avoid losses. Prior performance is not a guarantee of future results.

CORPORATE HEADQUARTERS | 712 FIFTH AVENUE | 9TH FLOOR | NEW YORK, NY 10019 | 877.826.BLUE (2583) | WWW.BLUEROCKRE.COM

2017 ANNUAL REPORT (10/1/2016 - 9/30/2017) | TOTAL INCOME+ REAL ESTATE FUND

PERFORMANCE

From inception (10/22/2012) through 9/30/2017, TI+ (A Shares) generated a cumulative total return of 47.7%, or 8.21% annualized. The Fund was able to accomplish this primarily through investments in iPERE funds, which own best-in-class real estate, generating both income and capital appreciation. Private investments are supplemented with select public real estate securities. The Fund offers four share classes: A, C, I and L Shares. A summary of the performance of all share classes is presented below.

Fund Performance thru 9/30/2017*

	One Year	Two Year	Three Year	Since Inception[2]
TI+ Fund- Class A	6.81%	7.16%	7.15%	8.21%
TI+ Fund- Class A with Max Sales Charge[1]	0.67%	4.03%	5.05%	6.92%
TI+ Fund- Class C	6.02%	6.36%	6.36%	7.41%
TI+ Fund- Class C with Load †	5.02%	6.36%	6.36%	7.41%
TI+ Fund- Class I	7.06%	7.43%	7.48%	8.44%
TI+ Fund- Class L	6.46%	6.85%	6.85%	7.93%
TI+ Fund- Class L with Max Sales Charge[1]	1.93%	4.55%	5.32%	6.98%
Stocks	18.61%	17.01%	10.81%	14.49%
Public REITs	0.54%	9.77%	9.67%	9.62%
Bonds	0.07%	2.60%	2.71%	2.12%

[1]	The maximum sales charge for the A Shares is 5.75% and 4.25% for L Shares. Investors may be eligible for a reduction in sales charges.

[2]	Inception date of the A Shares is October 22, 2012. Inception date of the Fund’s C and I Shares is April 1, 2014. L Shares inception date is June 1, 2017

†	Adjusted for early withdrawal charge of 1.00%.

*	Returns for Class C, Class I and Class L Shares prior to their inception dates are based on the performance of Class A Shares. For Class C and Class L Shares, prior performance has been adjusted to reflect differences in expenses between the respective classes and Class A. The actual returns of Class I would have been different than those shown because Class I has lower expenses than Class A.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.25% for Class A, 3.01% for Class C, and 2.02% for Class I per the January 31, 2017 prospectuses, and 2.43% for Class L per the May 30, 2017 prospectus.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until February 1, 2018 for Class A, C, and I shares, and at least until May 31, 2018 for Class L shares, to ensure that the net annual fund operating expenses will not exceed 1.89% for Class A, 2.64% for Class C and 1.64% for Class I, and 2.14% for Class L, subject to possible recoupment from the Fund in future years. Please review the Fund’s Prospectuses for more detail on the expense waiver and side letter agreement. Results shown reflect the full fee waiver, without which the results could have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call toll-free 1-888-459-1059.

Please review the Fund’s Prospectus for more detail on the expense waiver. Results shown reflect the full fee waiver, without which the results could have been lower. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. Total returns are calculated using SEC form N-1A instructions and reflect all fees and charges.

Page Sources:
Stocks: S&P 500 Total Return | REITs: MSCI U.S. REIT Index | Bonds: Bloomberg Barclays U.S. Aggregate Bond Index

Past performance is no guarantee of future results

2017 ANNUAL REPORT (10/1/2016 - 9/30/2017) | TOTAL INCOME+ REAL ESTATE FUND

HIGHER RISK-ADJUSTED RETURNS

TI+ Fund has delivered higher risk-adjusted returns than stocks, bonds, or public REITs since its inception, evidenced by its Sharpe Ratio (a risk adjusted performance measure that determines unit of return per unit of risk) of nearly four times the nearest competitive asset class.

Higher Risk-Adjusted Return Measured by Sharpe Ratio

(Since inception through 9/30/2017)

LOWER CORRELATION

TI+ Fund has exhibited lower correlation compared to other asset classes since its inception.

TI+ Fund Correlation vs. Other Asset Classes
(Since inception through 9/30/2017)

LOWER VOLATILITY

TI+ Fund has experienced lower daily volatility (as measured by standard deviation) than competing asset classes since its inception, with over 85% less volatility than stocks and public REITs.

Lower Volatility Measured by Standard Deviation
(Since inception through 9/30/2017)

LOW MAXIMUM DRAWDOWN

Maximum drawdown is the maximum decline a security experiences prior to reaching its previous peak.

Maximum Drawdown vs. Other Asset Classes
(Since inception through 9/30/2017)

Page Sources: Morningstar Direct
TI+ Fund: A-Shares, no load | Stocks: S&P 500 Total Return | REITs: MSCI U.S. REIT Index | Bonds: Bloomberg Barclays U.S. Aggregate Bond Index

The Sharpe Ratio would have been lower if the calculation reflected the load. Additional fund performance details available at bluerockfunds.com/performance. Investors may be eligible to purchase Class A share without load.

Please see page 7 for a description of the risks and comparisons of the investment indexes selected.

Past performance is no guarantee of future results

2017 ANNUAL REPORT (10/1/2016 - 9/30/2017) | TOTAL INCOME+ REAL ESTATE FUND

» Fund Sub-Advisor

Mercer Investment Management, Inc., a sub-advisor to the Fund, has a 40+ year investment history as a leading advisor to the world’s most sophisticated institutional investors, including endowments, pension funds, sovereign wealth funds and family offices. Mercer has more than 3,700 clients worldwide and over $10 trillion in assets under advisement.

Mercer’s analysis incorporates a comprehensive, disciplined process beginning with the evaluation of over 5,800 investment managers and 29,000 individual investments across all sectors from which it selects a strategic combination of ‘best in class’ institutional real estate managers and investments for TI+.

LOOKING AHEAD

The U.S. economy continues to expand at a relatively modest pace. Driven by increases in payrolls, the national unemployment rate dropped to 4.2% in September 2017. While the “Goldilocks” scenario of low unemployment and relatively benign consumer price inflation has been good for asset prices, the specter of an unwinding Federal Reserve balance sheet, rising interest rates, and the length of the recovery weigh on projections. A flattening yield curve deserves a close look as the bond market appears to be signaling slower growth and low inflation in the near future.

Many market participants are fretting over a potentially frothy stock market as numerous indicators point to extended valuations. The REIT sector, however, has returned to historical return levels reflective of generally healthy commercial real estate fundamentals. Accordingly, institutional private equity real estate valuations are showing similar performance. The NCREIF Property Index (NPI), a leading benchmark of institutional real estate values, generated a 6.89% total return for the trailing year, with approximately 68% of that coming from income and the balance from capital appreciation. Such balance is in-line with long term performance and demonstrates a healthy, mature market characterized more by income growth and less by cap rate compression. On a sector specific basis, the story is more nuanced. The industrial sector, driven by tremendous growth in e-commerce, dwarfed returns of other sectors in the tailing year.

We view the industrial market changes as a long-term, secular trend and thus, have over-weighted the sector in the TI+ underlying portfolio along with the multifamily sector, relative to the overall universe of institutional private equity real estate managers. We are cognizant of underlying real estate market conditions and trends affecting them and actively seek to weight the portfolio accordingly, however we remain mindful of maintaining a balanced portfolio, including all major real estate sectors. Although we are currently underweight the overall retail sector given its systemic challenges, we believe select subsectors and specific assets will perform well over the long-term. Bricks and mortar retail is being transformed into something that is more experienced-based and top retail real estate managers have recognized and capitalized on this trend.

Our outlook for the coming year is positive. Underlying property fundamentals remain stable, new development remains reasonable relative to historical norms, the debt capital markets are exhibiting a discipline not present during the last market cycle, and cap rate spreads are in-line with historical averages. For these reasons, we are optimistic that TI+ will continue to exhibit attractive risk-adjusted performance.

We thank you for the trust and confidence represented by your investment in the Total Income+ Real Estate Fund.

Sincerely,

Jordan Ruddy | Adam Lotterman Portfolio Co-Managers Total Income+ Real Estate Fund

FUND HOLDINGS	2017 ANNUAL REPORT (10/1/2016 - 9/30/2017) | TOTAL INCOME+ REAL ESTATE FUND

As of 10/6/17, the Gross Asset Value of the underlying real estate in the institutional private equity real estate funds in which TI+ is invested is nearly $153 billion, comprising over 2,580 properties across the United States.*

*	Portfolio holdings are subject to change at any time and should not be considered investment advice. Underlying iPERE data as of Q2 2017 based on allocations by the Fund on 10/6/2017. Diversification does not ensure profit. The organizations referenced above are not invested in Bluerock or the Total Income+ Real Estate Fund, and they may not be invested in the funds in which the Total Income+ Real Estate Fund invests.

2017 ANNUAL REPORT (10/1/2016 - 9/30/2017) | TOTAL INCOME+ REAL ESTATE FUND

HIGHLIGHTED ASSETS

The properties pictured below are currently owned by the underlying third-party institutional private equity real estate funds described herein.

Active Portfolio; subject to change.

2017 ANNUAL REPORT (10/1/2016 - 9/30/2017) | TOTAL INCOME+ REAL ESTATE FUND

DEFINITIONS

Bloomberg Barclays U.S. Aggregate Bond Index: The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States - including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. Risks include rising interest rates, credit quality of the issuers and general economic conditions.

Standard Deviation: The measure of the daily percentage change in an investment. Standard deviation shows how much variation from the average exists with a larger number indicating the data points are more spread out over a larger range of values.

Correlation: The degree to which two securities move in relation to each other. Correlation is measured as a correlation coefficient, with a value falling between -1 and 1.0 = No Correlation | 1 = Perfectly Positively Correlated | -1 = Perfectly Negatively Correlated.

MSCI U.S. REIT Index: A free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. (www.msci.com).

Sharpe Ratio: Measurement of the risk-adjusted performance. The annualized Sharpe Ratio is calculated by subtracting the annualized risk-free rate - (3-month Treasury Bill) - from the annualized rate of return for a portfolio and dividing the result by the standard deviation of the portfolio returns.

S&P 500: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/ return characteristics of the large cap universe. (Investopedia).

You cannot invest directly in an index. Benchmark performance should not be considered reflective of Fund performance.

Total Income+ Real Estate Fund
Portfolio Review (Unaudited)
Since Inception through September 30, 2017*

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance figures for the year ended September 30, 2017, compared to its benchmarks:

					Since
				Since	Inception	Since
			Three	Inception	Class C and	Inception
	One Year	Two Years	Years	Class A *	Class I **	Class L ***
Total Income+ Real Estate Fund:
Class A
Without Load	6.81%	7.16%	7.15%	8.21%	—	—
With Load ^	0.67%	4.03%	5.05%	6.92%	—	—
Class C
Without Load	6.02%	6.36%	6.36%	—	6.23%	—
With Load ^^	5.02%	6.36%	6.36%	—	6.23%	—
Class I	7.06%	7.43%	7.48	—	7.34%	—
Class L
Without Load	—	—	—	—	—	1.91%
With Load ^^^	—	—	—	—	—	(2.44)%
S&P 500 Total Return Index	18.61%	17.01%	10.81%	14.49%	10.94%	4.33%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.60%	2.71%	2.12%	3.00%	0.84%

*	Class A commenced operations October 22, 2012.

**	Class C and Class I commenced operations April 1, 2014.

***	Class L commenced operations June 1, 2017.

^	Adjusted for initial maximum sales charge of 5.75%.

^^	Adjusted for contingent deferred sales charge of 1.00%.

^^^	Adjusted for initial maximum sales charge of 4.25%.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

Total Income+ Real Estate Fund
Portfolio Review (Unaudited) (Continued)
Since Inception through September 30, 2017

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total returns are calculated using the traded NAV on September 30, 2017. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived a portion of its fees. Returns greater than one year are annualized. The Adviser and the Fund have entered into an expense limitation agreement and a side letter agreement under which the Advisor has contractually agreed to reduce its fees and/or absorb expenses for Class A, Class C and Class I, at least until February 1, 2018 and for Class L, at least until May 31, 2018 to ensure that the net annual fund operating expenses (excluding of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) will not exceed 1.89%, 2.64%, 1.64%, and 2.14% respectively for Class A, Class C, Class I and Class L shares. The Fund has agreed to repay the Advisor in the amount of any fees the Advisor previously waived and or Fund expenses reimbursed, pursuant to the expense limitation agreement, subject to the limitations therein that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years; (2) the reimbursement may not be made if it would cause the Expense Limitation then in effect or in effect at time of waiver to be exceeded; and (3) the reimbursement is approved by the Fund’s Board of Trustees.

The Fund’s total gross annual operating expenses, including the expenses of underlying funds and before any fee waiver, are 2.25%, 3.01%, and 2.02% for Class A, Class C and Class I, respectively, per the January 31, 2017 Class A, Class C, and Class I share prospectus. The Fund’s total gross annual operating expenses, including the expenses of underlying funds and before any fee waiver is 2.43% for Class L per the May 30, 2017 Class L prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%, Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after the purchase and Class L shares are subject to a maximum sales charge imposed on purchases of 4.25%. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-888-459-1059.

Portfolio Composition as of September 30, 2017 (Unaudited)

Percent of Net
Assets
Private Equity Real Estate Securities	100.33%
Public Equity Real Estate Securities	3.65%
Short-Term Investments	1.95%
Common Stock	0.33%
Total Investments	106.26%
Liabilities Less Other Assets	-6.26%
Total Net Assets	100.00%

See the Portfolio of Investments in this annual report for a more detailed account of the Fund’s holdings.

Total Income+ Real Estate Fund
PORTFOLIO OF INVESTMENTS
September 30, 2017

Shares	Security	Value
	PRIVATE EQUITY REAL ESTATE SECURITIES ^ - 100.33%
	APARTMENTS - 3.69%
342	Sentinel Real Estate Fund	$29,012,507

	DIVERSIFIED - 87.59%
22,139	AEW Core Property Trust	21,786,898
194	Blackrock US Core Property	18,485,993
82,334	Blackstone Property Partners *	101,228,060
78,735	Clarion Lion Properties Fund	110,978,569
26,324	Heitman American Real Estate Fund	31,224,937
174	Invesco Core Real Estate Fund	30,314,086
20,613	Invesco U.S. Income Fund LP	25,603,336
14,188,827	J.P. Morgan U.S. Real Estate Income and Growth Fund	21,041,130
11,609	MEPT Edgemoor LP **	22,813,467
7,395	Morgan Stanley Prime Property Fund LLC	132,803,112
2,687,963	Principal Enhanced Property Fund LP	32,716,428
19,240	PGIM PRISA 1	28,905,772
302,303	RREEF America REIT II, Inc.	35,541,690
20,123	Stockbridge Smart Markets Fund	29,978,427
1	Stockbridge Value Fund II	8,675,357
1,614	UBS Trumbull Property G&I Fund	36,694,567
		688,791,829
	INDUSTRIAL - 9.05%
21,409	Clarion Lion Industrial Trust	34,859,141
26,945	Prologis Targeted US Logistics	36,332,888
		71,192,029

	TOTAL PRIVATE EQUITY REAL ESTATE SECURITIES (Cost - $726,464,788)	788,996,365

	PUBLIC EQUITY REAL ESTATE SECURITIES - 3.65%
	PUBLIC NON-TRADED REAL ESTATE INVESTMENT TRUSTS - 0.06%
	DIVERSIFIED - 0.06%
140,161	Highlands REIT # **	51,859
140,161	InvenTrust Properties Trust #	447,113
	TOTAL PUBLIC NON-TRADED REAL ESTATE INVESTMENT TRUSTS (Cost - $466,568)	498,972

	PUBLICLY TRADED REAL ESTATE INVESTMENT TRUSTS - 3.59%
	APARTMENTS - 0.22%
16,398	American Homes 4 Rent	356,001
2,164	AvalonBay Communities, Inc.	386,101
2,055	Essex Property Trust, Inc.	522,032
11,509	UDR, Inc.	437,687
		1,701,821
	CASINO - 0.06%
12,484	Gaming and Leisure Properties Inc	460,535

	COMMUNICATIONS - 0.12%
3,609	American Tower Corp	493,278
2,891	SBA Communications Corp **	416,449
		909,727
	DATA CENTERS - 0.53%
10,092	CoreSite Realty Corp.	1,129,295
11,132	CyrusOne, Inc.	656,009
12,498	Digital Realty Trust, Inc.	1,478,888
1,988	Equinix, Inc.	887,244
		4,151,436

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Shares	Security	Value
	DIVERSIFIED - 0.19%
13,634	Gramercy Property Trust	$412,430
8,078	PS Business Parks, Inc.	1,078,413
		1,490,843
	HEALTHCARE - 0.31%
52,542	CareTrust REIT, Inc.	1,000,400
5,048	National Health Investors, Inc.	390,160
13,938	Universal Health Realty Income Trust	1,052,180
		2,442,740
	HOTELS - 0.27%
9,647	Ryman Hospitality Properties, Inc.	602,841
60,294	Summit Hotel Properties, Inc.	964,101
35,649	Sunstone Hotel Investors, Inc.	572,879
		2,139,821
	INDUSTRIAL - 0.71%
10,877	DCT Industrial Trust, Inc.	629,996
14,436	Duke Realty Corp.	416,046
7,126	EastGroup Properties, Inc.	627,943
51,734	Monmouth Real Estate Investment Corp.	837,573
9,955	Prologis, Inc.	631,744
35,496	Rexford Industrial Realty, Inc.	1,015,896
16,537	STAG Industrial Inc	454,271
27,177	Terreno Realty Corp.	983,264
		5,596,733
	MANUFACTURED HOMES - 0.36%
8,011	Equity LifeStyle Properties, Inc.	681,576
9,293	Sun Communities, Inc.	796,224
83,267	UMH Properties Inc	1,294,802
		2,772,602
	MEDIA & ENTERTAINMENT - 0.07%
8,099	Lamar Advertising Co	555,024

	OFFICE - 0.44%
5,585	Alexandria Real Estate Equities, Inc.	664,447
15,983	Corporate Office Properties Trust	524,722
54,324	Cousins Properties Inc	507,386
11,788	Douglas Emmett, Inc.	464,683
12,427	Equity Commonwealth **	377,781
14,037	Hudson Pacific Properties, Inc.	470,661
6,460	Kilroy Realty Corp	459,435
		3,469,115
	SINGLE FAMILY - 0.05%
17,833	Invitation Homes, Inc.	403,917

	SINGLE TENANT - 0.11%
31,249	Getty Realty Corp.	894,034

	TIMBER - 0.15%
16,008	Potlatch Corp	816,408
13,522	Rayonier Inc	390,651
		1,207,059

	TOTAL PUBLICLY TRADED REAL ESTATE INVESTMENT TRUSTS (Cost - $27,002,218)	28,195,407

	TOTAL PUBLIC EQUITY REAL ESTATE SECURITIES (Cost - $27,468,786)	28,694,379

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Shares	Security	Value
	COMMON STOCK - 0.33%
22,979	Extended Stay America, Inc.	$459,580
14,213	InterXion Holding NV **	723,867
6,121	Vail Resorts, Inc.	1,396,322
	TOTAL COMMON STOCK (Cost $2,348,922)	2,579,769

	SHORT-TERM INVESTMENTS - 1.95%
282,756	BlackRock Liquidity Funds FedFund Portfolio, 0.93% +	282,756
15,060,713	Fidelity Investments Money Market Funds - Government Portfolio, 0.95% +	15,060,713
	TOTAL SHORT-TERM INVESTMENTS (Cost - $15,343,469)	15,343,469

	TOTAL INVESTMENTS - 106.26% (Cost - $771,625,965) (a)	$835,613,982
	LIABILITIES IN EXCESS OF OTHER ASSETS - (6.26)%	(49,218,454)
	NET ASSETS - 100.00%	$786,395,528

#	Valuation was based on the Fair Valuation Procedures adopted by the Board of Trustees. Total value of such securities is $498,972 or 0.06% of net assets.

+	Money market fund; interest rate reflects the seven-day effective yield on September 30, 2017.

^	All or a portion of this security is segregated as collateral for the Line of Credit as of September 30, 2017.

*	Holding is comprised of two entities with the same issuer.

**	Non-income producing security.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $752,219,550 and differs from the value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$83,665,556
Unrealized depreciation:	(271,124)
Net unrealized appreciation:	$83,394,432

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

Assets:
Investments in Securities at Value (identified cost $771,625,965)	$835,613,982
Receivable for Securities Sold	18,000,000
Dividends and Interest Receivable	4,929,515
Receivable for Fund Shares Sold	1,983,625
Cash	195,994
Prepaid Expenses and Other Assets	38,585
Total Assets	860,761,701

Liabilities:
Line of Credit Payable	73,000,000
Payable to Investment Advisor	775,608
Distribution Fees Payable	150,755
Shareholder Servicing Fees Payable	108,850
Interest Payable - Line of Credit	98,530
Payable to Related Parties	73,206
Other Accrued Expenses	159,224
Total Liabilities	74,366,173

Net Assets	$786,395,528

Class A:
Net Assets (no par value; unlimited number of shares authorized; 9,933,224 shares of beneficial interest outstanding)	$291,771,621
Net Asset Value and Redemption Price Per Share ($291,771,621/9,933,224 shares of beneficial interest outstanding)	$29.37
Maximum Offering Price Per Share ($29.37/0.9425)	$31.16

Class C:
Net Assets (no par value; unlimited number of shares authorized; 8,109,758 shares of beneficial interest outstanding)	$232,199,587
Net Asset Value, Offering and Redemption Price Per Share * ($232,199,587/8,109,758 shares of beneficial interest outstanding)	$28.63

Class I:
Net Assets (no par value; unlimited number of shares authorized; 8,666,409 shares of beneficial interest outstanding)	$257,365,501
Net Asset Value, Offering and Redemption Price Per Share ($257,365,501/8,666,409 shares of beneficial interest outstanding)	$29.70

Class L:
Net Assets (no par value; unlimited number of shares authorized; 172,439 shares of beneficial interest outstanding)	$5,058,819
Net Asset Value and Redemption Price Per Share ($5,058,819/172,439 shares of beneficial interest outstanding)	$29.34
Maximum Offering Price Per Share ($29.34/0.9575)	$30.64

Composition of Net Assets:
At September 30, 2017, Net Assets Consisted of:
Paid-in-Capital	$712,759,603
Undistributed Net Investment Income	9,683,797
Accumulated Net Realized Loss on Investments	(35,889)
Net Unrealized Appreciation on Investments	63,988,017
Net Assets	$786,395,528

Commitments and Contingencies (See Note 8)

*	Class C charges a 1.00% fee on shares redeemed less than 365 days after the purchase.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30,2017

Investment Income:
Dividend Income	$19,026,715
Interest Income	49,765
Total Investment Income	19,076,480

Expenses:
Investment Advisory Fees	9,449,610
Shareholder Servicing Fees
Class A	623,850
Class C	487,949
Class L	1,861
Distribution Fees
Class C	1,463,847
Class L	1,861
Interest Expense	2,126,676
Transfer Agent Fees	394,706
Printing Expense	366,765
Administration Fees	364,821
Legal Fees	282,471
Non 12b-1 Shareholder Servicing Fees	139,216
Registration & Filing Fees	116,741
Custody Fees	65,987
Trustees’ Fees	34,330
Fund Accounting Fees	33,045
Professional Fees	30,505
Insurance Expense	25,045
Audit Fees	23,914
Miscellaneous Expenses	2,527
Total Expenses	16,035,727
Less: Fees Waived by Advisor	(1,003,229)
Net Expenses	15,032,498

Net Investment Income	4,043,982

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	6,468,556
Net Change in Unrealized Appreciation on Investments	29,182,840
Net Realized and Unrealized Gain on Investments	35,651,396

Net Increase in Net Assets Resulting From Operations	$39,695,378

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	September 30, 2017	September 30, 2016
Operations:
Net Investment Income	$4,043,982	$1,899,238
Net Realized Gain (Loss) on Investments	6,468,556	(688,489)
Distributions of Capital Gains From Underlying Investment Companies	—	1,353,129
Net Change in Unrealized Appreciation on Investments	29,182,840	20,431,438
Net Increase in Net Assets Resulting From Operations	39,695,378	22,995,316

Distributions to Shareholders From:
Net Realized Capital Gain
Class A	(2,914,853)	(822,963)
Class C	(2,207,688)	(330,241)
Class I	(1,957,569)	(219,114)
Return of Capital
Class A	(10,720,235)	(8,770,796)
Class C	(8,564,248)	(5,168,710)
Class I	(8,688,781)	(3,596,707)
Class L *	(72,992)	—
Total Distributions to Shareholders	(35,126,366)	(18,908,531)

From Shares of Beneficial Interest:
Class A Shares:
Proceeds from Shares Issued (3,457,837 and 3,421,945 shares, respectively)	101,111,759	112,139,126
Distributions Reinvested (294,975 and 205,646 shares, respectively)	8,574,035	5,933,035
Cost of Shares Redeemed (1,603,216 and 351,623 shares, respectively)	(46,704,527)	(23,123,152)
Total From Beneficial Interest Transactions: Class A	62,981,267	94,949,009

Class C Shares:
Proceeds from Shares Issued (3,284,437 and 4,070,055 shares, respectively)	93,871,775	117,608,881
Distributions Reinvested (224,917 and 115,459 shares, respectively)	6,390,271	3,279,175
Cost of Shares Redeemed (777,823 and 143,656 shares, respectively)	(22,224,764)	(5,526,767)
Total From Beneficial Interest Transactions: Class C	78,037,282	115,361,289

Class I Shares:
Proceeds from Shares Issued (5,280,801 and 2,923,747 shares, respectively)	155,794,816	85,314,866
Distributions Reinvested (185,479 and 85,361 shares, respectively)	5,448,470	2,482,023
Cost of Shares Redeemed (573,116 and 111,906 shares, respectively)	(16,916,150)	(3,259,036)
Total From Beneficial Interest Transactions: Class I	144,327,136	84,537,853

Class L Shares: *
Proceeds from Shares Issued (171,870 shares)	5,047,918
Distributions Reinvested (1,930 shares)	56,304
Cost of Shares Redeemed (1,361 shares)	(40,041)
Total From Beneficial Interest Transactions: Class L	5,064,181

Net Increase in Net Assets From Shares of Beneficial Interest	290,409,866	294,848,151

Total Increase in Net Assets	294,978,878	298,934,936

Net Assets:
Beginning of Year	491,416,650	192,481,714
End of Year	$786,395,528	$491,416,650

Undistributed Net Investment Income	$9,683,797	$3,161,971

*	Class L shares commenced operations June 1, 2017.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
STATEMENT OF CASH FLOWS
For the year ended September 30, 2017

Cash Flows From Operating Activities:
Net Increase in Net Assets Resulting from Operations	$39,695,378
Adjustments to Reconcile Net Increase in Net Assets Resulting From Operations to Net Cash Used for Operating Activities:
Purchases of Long-Term Portfolio Investments	(470,700,414)
Proceeds from Sale of Long-Term Portfolio Investments	86,137,947
Net Short Term Investment Proceeds	50,601,176

Net Realized Gain on Investments	(6,468,556)
Return of Capital and Capital Gain Distributions from Investments	4,743,753
Change in Unrealized Depreciation on Investments	(29,182,840)

Changes in Assets and Liabilities:
(Increase)/Decrease in Assets:
Dividends and Interest Receivable	(2,678,422)
Prepaid Expenses and Other Assets	72,066
Increase/(Decrease) in Liabilities:
Accrued Advisory Fees	338,330
Payable to Related Parties	27,634
Interest Payable - Line of Credit	(98,530)
Distribtion (12b-1) Fees Payable	51,265
Accrued Shareholder Servicing Fee	31,603
Other Accrued Expenses	59,636
Net Cash Used for Operating Activities	(327,369,974)

Cash Flows From Financing Activities:
Increase in Line of Credit	72,998,674
Proceeds from Shares Issued	355,114,999
Payment on Shares Redeemed	(85,890,419)
Cash Distributions Paid to Shareholders, Net of Reinvestments	(14,657,286)
Net Cash Provided by Financing Activities	327,565,968

Net Increase (Decrease) in Cash	195,994
Cash at Beginning of Year	—
Cash at End of Year	$195,994

Supplemental Disclosure of Non-Cash Activity:
Noncash Financing Activities not Included Above Consists of Reinvestment of Distributions	$20,469,080

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
FINANCIAL HIGHLIGHTS
Class A

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Year	For the Year	For the Year	For the Year	For the Period*
	Ended	Ended	Ended	Ended	Ended
	September 30, 2017	September 30, 2016	September 30, 2015	September 30, 2014	September 30, 2013
Net Asset Value, Beginning of Period	$29.13	$28.68	$27.98	$27.47	$25.00
Increase From Operations:
Net investment income (a)	0.23	0.23	0.39	0.26	0.67
Net gain from investments (both realized and unrealized)	1.56	1.75	1.81	1.70	2.40
Total from operations	1.79	1.98	2.20	1.96	3.07
Less Distributions:
From net investment income	—	—	(0.09)	(0.01)	(0.40)
From net realized gain on investments	(0.37)	(0.16)	(0.29)	(0.11)	—
From return of capital	(1.18)	(1.37)	(1.12)	(1.35)	(0.20)
Total Distributions	(1.55)	(1.53)	(1.50)	(1.47)	(0.60)
Paid in interest from redemption fees (a)	—	—	—	0.02	0.00	(i)
Net Asset Value, End of Period	$29.37	$29.13	$28.68	$27.98	$27.47
Total Return (b)(h)	6.29%	7.08%	8.06%	7.38%	12.36	% (e)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$291,772	$226,712	$129,287	$89,319	$38,122
Ratio to average net assets(f):
Expenses, Gross (c)	2.37%	2.19%	2.25%	2.54%	4.96	% (d)
Expenses, Net of Reimbursement	2.21%	1.82%	1.79%	1.76%	0.01	% (d)
Ratio to average net assets (excluding interest expense)(f):
Expenses, Gross (c)	2.04%	2.19%	2.24%	2.52%	4.96	% (d)
Expenses, Net of Reimbursement	1.89%	1.82%	1.78%	1.74%	0.01	% (d)
Net investment income, Net of Reimbursement (f)(g)	0.80%	0.79%	1.36%	0.94%	2.66	% (d)
Portfolio turnover rate	16%	18%	35%	12%	35	% (e)

*	Class A commenced operations October 22, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(c)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(d)	Annualized.

(e)	Not annualized.

(f)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. (i) Less then $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
FINANCIAL HIGHLIGHTS
Class C

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended
	September 30, 2017	September 30, 2016	September 30, 2015	September 30, 2014*
Net Asset Value, Beginning of Period	$28.61	$28.38	$27.89	$27.75
Increase From Operations:
Net investment income (loss) (a)	0.01	(0.01)	0.16	(0.19)
Net gain from investments (both realized and unrealized)	1.52	1.75	1.82	1.07
Total from operations	1.53	1.74	1.98	0.88
Less Distributions:
From net investment income	—	—	(0.09)	—
From net realized gains on investments	(0.37)	(0.16)	(0.29)	—
From return of capital	(1.14)	(1.35)	(1.11)	(0.74)
Total Distributions	(1.51)	(1.51)	(1.49)	(0.74)
Net Asset Value, End of Period	$28.63	$28.61	$28.38	$27.89
Total Return (b)(h)	5.50%	6.28%	7.28%	3.20	% (e)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$232,200	$153,859	$37,920	$6,505
Ratio to average net assets (f):
Expenses, Gross (c)	3.13%	2.95%	3.04%	3.36	% (d)
Expenses, Net of Reimbursement	2.97%	2.56%	2.55%	2.61	% (d)
Ratio to average net assets (excluding interest expense)(f):
Expenses, Gross (c)	2.79%	2.95%	3.02%	3.34	% (d)
Expenses, Net of Reimbursement	2.63%	2.56%	2.54%	2.59	% (d)
Net investment Income (loss), Net of Reimbursement (f)(g)	0.05%	(0.04)%	0.55%	(1.36	)% (d)
Portfolio turnover rate	16%	18%	35%	12	% (e)

*	Class C commenced operations April 1, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(c)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(d)	Annualized.

(e)	Not annualized.

(f)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(g)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
FINANCIAL HIGHLIGHTS
Class I

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended
	September 30, 2017	September 30, 2016	September 30, 2015	September 30, 2014*
Net Asset Value, Beginning of Period	$29.38	$28.85	$28.03	$27.75
Increase From Operations:
Net investment income (loss) (a)	0.31	0.28	0.45	(0.04)
Net gain from investments (both realized and unrealized)	1.57	1.79	1.88	1.06
Total from operations	1.88	2.07	2.33	1.02
Less Distributions:
From net investment income	—	—	(0.10)	—
From net realized gains on investments	(0.37)	(0.16)	(0.29)	—
From return of capital	(1.19)	(1.38)	(1.12)	(0.74)
Total Distributions	(1.56)	(1.54)	(1.51)	(0.74)
Net Asset Value, End of Period	$29.70	$29.38	$28.85	$28.03
Total Return (b)(h)	6.58%	7.36%	8.51%	3.71	% (e)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$257,366	$110,845	$25,274	$3,495
Ratio to average net assets (f):
Expenses, Gross (c)	2.15%	1.96%	2.03%	2.40	% (d)
Expenses, Net of Reimbursement	1.99%	1.56%	1.54%	1.61	% (d)
Ratio to average net assets (excluding interest expense)(f):
Expenses, Gross (c)	1.80%	1.96%	2.02%	2.38	% (d)
Expenses, Net of Reimbursement	1.64%	1.56%	1.53%	1.59	% (d)
Net investment income (loss) , Net of Reimbursement (f)(g)	1.06%	0.96%	1.59%	(0.24	)% (d)
Portfolio turnover rate	16%	18%	35%	12	% (e)

*	Class I commenced operations April 1, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(c)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(d)	Annualized.

(e)	Not annualized.

(f)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(g)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
FINANCIAL HIGHLIGHTS
Class L

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Period
	Ended
	September 30, 2017*
Net Asset Value, Beginning of Period	$29.42
Increase From Operations:
Net investment loss (a)	(0.06)
Net gain from investments (both realized and unrealized)	0.76
Total from operations	0.70
Less Distributions:
From return of capital	(0.78)
Total Distributions	(0.78)
Net Asset Value, End of Period	$29.34
Total Return (b)(h)	2.40	% (e)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$5,059
Ratio to average net assets (f):
Expenses, Gross (c)	2.83	% (d)
Expenses, Net of Reimbursement	2.63	% (d)
Ratio to average net assets (excluding interest expense)(f):
Expenses, Gross (c)	2.35	% (d)
Expenses, Net of Reimbursement	2.14	% (d)
Net investment Loss, Net of Reimbursement (f)(g)	(0.64	)% (d)
Portfolio turnover rate	16	% (e)

*	Class L commenced operations June 1, 2017.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(c)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(d)	Annualized.

(e)	Not annualized.

(f)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(g)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

1.	ORGANIZATION

Total Income+ Real Estate Fund (the “Fund” or the “Trust”) was organized as a Delaware statutory trust on May 25, 2012 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund’s investment advisor is Bluerock Fund Advisor, LLC (the “Advisor”). The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation, with low to moderate volatility and low correlation to the broader markets. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of assets plus the amount of any borrowings for investment purposes, in “real estate industry securities,” primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class I and Class L shares. Class A shares commenced operations on October 22, 2012 and are offered at net asset value plus a maximum sales charge of 5.75%. Class C and Class I shares commenced operations on April 1, 2014 and are offered at net asset value. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after purchase. Class L shares commenced operations on June 1, 2017 and are offered at net asset value plus a maximum sales charge of 4.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end investment companies and exchange traded funds (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Total Income+ Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor (defined below), those securities will be valued at “fair value” as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s net asset value (“NAV”).

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Valuation of Private Equity Real Estate Securities – The Fund invests a significant portion of its assets in Private Equity Real Estate Securities (“Private ERES”). The Private ERES measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (“ASC”) 820, the Fund has elected to apply the practical expedient and to value its investments in Private ERES at their respective NAVs at each quarter. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private ERES by adjusting the most recent NAV for each REIT by the change in a proprietary benchmark that the Valuation Committee has deemed to be representative of the entire Private ERES market. As of September 30, 2017, all of the Fund’s investments in Private ERES were valued at the respective NAVs of the Private ERES.

Valuation of Public Non-Traded Equity Real Estate Securities – The Fund may invest a portion of its assets in Public Non-Traded Equity Real Estate Securities (“Public Non-Traded ERES”). The Public Non-Traded ERES do not report periodic NAVs with enough frequency to be valued using the practical expedient. The Valuation Committee determines the fair value of Public Non-Traded ERES on a daily basis by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, and potential illiquidity discounts.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Total Income+ Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The valuation techniques used by the Fund to measure fair value during the year ended September 30, 2017, maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2017 for the Fund’s assets and liabilities measured at fair value:

Assets*	Total Value	Level 1	Level 2	Level 3
Public Non-Traded Real Estate Investment Trusts	$498,972	$—	$—	$498,972
Publicly Traded Real Estate Investment Trusts	28,195,407	28,195,407	—	—
Common Stock	2,579,769	2,579,769
Short-Term Investments	15,343,469	15,343,469	—	—
Sub-Total	$46,617,617	$46,118,645	$—	$498,972
Private Equity Real Estate Securities (1)	788,996,365
Total	$835,613,982

*	Refer to the Portfolio of Investments for industry classifications.

There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

(1)	Management has elected to adopt ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) — a consensus of the Emerging Issues Task Force issued, on May 1, 2015. The guidance in this standard is effective for interim and annual periods beginning after December 15, 2015. In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been classified in the fair value hierarchy. The fair value amount presented in this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

Total Income+ Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Public Non-Traded
Real Estate
Investment Trusts
Beginning Balance	$844,386
Total realized gain (loss)	—
Appreciation (Depreciation)	56,745
Cost of Purchases	—
Proceeds from Sales/Liquidating Distribution	(361,752)
Return of Capital	(40,407)
Accrued Interest	—
Net transfers in/out of level 3	—
Ending Balance	$498,972

(a)	Refer to the Statement of Operations under Net Realized Gain (Loss) on Investments section.

Significant unobservable valuation inputs for material Level 3 investments as of September 30, 2017, are as follows:

	Fair Value at	Valuation
	9/30/2017	Technique	Unobservable Input	Range	(Weighted Average)
Public Non-Traded Real Estate Investment Trusts	$498,972	Transaction Data	Discount for Lack of Liquidity (a)	5.00%	5.00%

(a)	Represents amounts used when the reporting entity has determined that market participants would take into account these premiums and discounts when pricing the investments.

Other Investment Vehicles – The Fund may invest in other investment vehicles such as exchange traded funds (“ETFs”), index funds, closed-end funds and mutual funds. Such funds are bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an investment vehicle to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning such investment vehicles generally reflect the risks of owning the underlying securities they are designed to track, although any lack of liquidity could result in it being more volatile. Additionally, such investment vehicles have fees and expenses that reduce their value relative to their underlying holdings.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has

Total Income+ Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years (2014-2016) or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2017, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders – Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

For the year ended September 30, 2017, the Fund declared distributions to shareholders in the amount of $35,126,366, which resulted in $14,657,286 elected to be paid in cash and $20,469,080 that was reinvested through the Fund’s dividend reinvestment policy. During this same period, the Fund had total investment income of $19,076,480, net realized gains on investments totaling $6,468,556, net change in unrealized appreciation on investments of $29,182,840 and paid net expenses of $15,032,498.

The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. The Fund’s total return is expected to be comprised of income plus realized gains and unrealized gains, less Fund-level expenses. Therefore, a portion of the Fund’s total return has been comprised of unrealized gains.

The Fund’s distributions for any period may be higher or lower than the Fund’s net return and therefore should not be used as a measure of performance or confused with yield or income generated by the Fund’s underlying investments. Further, the actual distribution amounts and sources of those amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Distributions in excess of the Fund’s total return will cause the Fund’s NAV to decline. During the year ended September 30, 2017, the Fund’s Class A Shares had a starting NAV of $29.13, paid a distribution of $1.55 and had an ending NAV of $29.37. During the year ended September 30, 2017, the Fund’s Class C Shares had a starting NAV of $28.61, paid a distribution of $1.51 and had an ending NAV of $28.63. During the year ended September 30, 2017, the Fund’s Class I Shares had a starting NAV of $29.38, paid a distribution of $1.56 and had an ending NAV of $29.70. During the period ended September 30, 2017, the Fund’s Class L Shares had a starting NAV of $29.42, paid a distribution of $0.78 and had an ending NAV of $29.34.

The Fund’s distribution policy is expected to result in distributions that equal a fixed percentage of the Fund’s current net asset value per share. All or a portion of a distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Investors should not draw any conclusions about the Fund’s investment performance from the amount of its distribution.

The Fund’s historical NAV is available on the Fund’s website at www.bluerockfunds.com/performance.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

Total Income+ Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement with the Fund, (the “Advisory Agreement”), investment advisory services are provided to the Fund by Bluerock Fund Advisor, LLC (the “Advisor”). Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the fiscal year September 30, 2017, the Advisor earned advisory fees of $9,449,610.

Pursuant to an expense limitation agreement and a side letter agreement the Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund operating expenses (exclusive of any taxes, interest, acquired fund fees and expenses, brokerage and extraordinary expenses, but inclusive of organizational costs and offering costs) at least until February 1, 2018 for Class A, Class C and Class I, and at least until May 31, 2018 for Class L, so that the total annual operating expenses of the Fund do not exceed 1.89%, 2.64%, 1.64% and 2.14%, of the Fund’s average daily net assets for Class A, Class C, Class I and Class L shares, respectively.

The Fund had the following expense limitations in place pursuant to Board approval during the year ended September 30, 2017:

Class A

Effective Date	Expense Limitation
2/1/2016	1.91%*
2/1/2017	1.89%

* Expense limitations includes acquired fund fees and expenses

Class C

Effective Date	Expense Limitation
2/1/2016	2.66%*
2/1/2017	2.64%

* Expense limitations includes acquired fund fees and expenses

Class I

Effective Date	Expense Limitation
2/1/2016	1.66%*
2/1/2017	1.64%

* Expense limitations includes acquired fund fees and expenses

Class L

Effective Date	Expense Limitation
6/1/2017	2.14%

Fee waivers and expense payments may be recouped by the Advisor from the Fund, upon approval by the Fund’s Board, to the extent that overall expenses fall below the lesser of the expense limitation then in place or in place at the time of the waiver, within three fiscal years of when the amounts were waived or reimbursed. During the year ended September 30, 2017, the Advisor waived fees and/or reimbursed expenses of $1,003,229. Including amounts waived during the year ended September 30, 2017, cumulative fees and/or expenses subject to recapture pursuant to the aforementioned conditions amounted to $2,661,593 and will expire during the fiscal years indicated below:

2018	2019	2020
$661,059	$997,305	$1,003,229

Sub-advisory services were provided to the Fund pursuant to agreements between the Advisor and each of Mercer Investment Management, Inc. and RREEF America, LLC (the “Sub-Advisors”). Under the terms of the sub-advisory agreements, the Advisor compensates the Sub-Advisors based on the Fund’s assets allocated to the respective

Total Income+ Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Sub-Advisor. Under the terms of the Sub-Advisory Agreement with Mercer, the Sub-Advisor receives fees from the Advisor (not the Fund) as follows: 0.20% for up to $250 million in assets under advisement, 0.17% for $250 million to $500 million in assets under advisement, 0.12% for $500 million to $1 billion in assets under advisement, and 0.07% for $1 billion or more in assets under advisement. Under the terms of the Sub-Advisory Agreement with RREEF, the Sub-Advisor receives fees from the Advisor (not the Fund) as follows: 0.60% for up to $50 million in assets allocated to RREEF, 0.55% for $50 million to $100 million in assets allocated to RREEF, 0.50% for greater than $100 million in assets allocated to RREEF.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board of Trustees has adopted, on behalf of the Fund, a Shareholder Services Plan and a Distribution Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect to clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund pays up to 0.25% per year of the average daily net assets of each of Class A, Class C and Class L shares for such services. For the year ended and period ended September 30, 2017, the Fund incurred shareholder servicing fees of $623,850, $487,949 and $1,861 for Class A, Class C and Class L shares, respectively. Under the Distribution Plan, the Fund pays 0.75% and 0.25% per year of its average daily net assets for such services for Class C shares and Class L shares, respectively. For the year ended and period ended September 30, 2017, the Fund incurred distribution fees of $1,463,847 and $1,861 for Class C shares and Class L, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended September 30, 2017, the Distributor received $3,300,375 in underwriting commissions for sales of Class A shares, of which $430,828 was retained by the principal underwriter or other affiliated broker-dealers. For the period ended September 30, 2017, the Distributor received $165,718 in underwriting commissions for sales of Class L shares, of which $29,992 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provided compliance services pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS received customary fees from the Fund. Effective September 8, 2017, Vigilant Compliance LLC provides compliance services to the Trust.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Advisor a quarterly fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending meetings. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2017, amounted to $470,642,779 and $104,137,947 respectively.

Total Income+ Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

5.	REPURCHASE OFFERS / SHARES OF BENEFICIAL INTEREST

Pursuant to Rule 23c-3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at NAV, of no less than 5% and no more than 25% of the shares outstanding on the Repurchase Request Deadline. The Board shall determine the quarterly repurchase offer amount. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

During the year ended September 30, 2017, the Fund completed four quarterly repurchase offers. The Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of the repurchase offers were as follows:

	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	September 29, 2016	December 29, 2016	March 29, 2017	June 28, 2017
Repurchase Request Deadline	November 7, 2016	February 7, 2017	May 10, 2017	August 9, 2017
Repurchase Pricing Date	November 7, 2016	February 7, 2017	May 10, 2017	August 9, 2017

Net Asset Value as of Repurchase Offer Date:
Class A	$29.03	$29.13	$29.23	$29.37
Class C	$28.49	$28.53	$28.58	$28.66
Class I	$29.29	$29.40	$29.53	$29.68
Class L	N/A	N/A	N/A	$29.35

Amount Repurchased
Class A	$7,251,733	$5,543,645	$5,857,376	$5,380,757
Class C	$4,652,424	$5,545,545	$4,137,280	$6,758,431
Class I	$3,090,757	$3,515,070	$3,791,277	$6,511,933
Class L	N/A	N/A	N/A	$0

The amounts listed above do not match the amounts listed in the Statement of Changes in Nets Assets due to transfer redemptions between Fund’s share classes. In each period shown, the Fund met all repurchase requests made.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2017	September 30, 2016
Ordinary Income	$—	$—
Long-Term Capital Gain	7,080,110	1,372,318
Return of Capital	28,046,256	17,536,213
	$35,126,366	$18,908,531

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(9,758,507)	$—	$—	$83,394,432	$73,635,925

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales and tax adjustments for partnerships.

Total Income+ Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $9,758,507.

Permanent book and tax differences, primarily attributable to net operating losses and tax adjustments for partnerships, resulted in reclassification for the fiscal year ended September 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(3,079,141)	$2,477,844	$601,297

7.	REDEMPTION FEES

Class C shares may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 365 days. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. The redemption fee is paid directly to the Fund. For the year ended September 30, 2017, Class C did not assess any fees.

8.	COMMITMENTS AND CONTINGENCIES

As of September 30, 2017, the Fund had unfunded capital commitments for the Private Equity Real Estate Securities listed below:

		Unfunded	Redemption	Redemption
Security Description	Value	Commitments	Frequency	Notice Days
AEW Core Property Trust	$21,786,898	$—	Quarterly	45
Blackrock US Core Property	18,485,993	—	Quarterly	60
Blackstone Property Partners	101,228,060	25,000,000	Quarterly	90
Carlyle Property Investors LP	—	50,000,000	Quarterly	90
Clarion Lion Industrial Trust	34,859,141	16,000,000	Quarterly	90
Clarion Lion Properties Fund	110,978,569	—	Quarterly	90
Heitman American Real Estate Fund	31,224,937	12,000,000	Quarterly	90
Invesco Core Real Estate Fund	30,314,086	—	Quarterly	45
Invesco U.S. Income Fund LP	25,603,336	15,000,000	Quarterly	45
J.P. Morgan U.S. Real Estate Income and Growth Fund	21,041,130	8,000,000	Quarterly	30
MEPT Edgemoor LP	22,813,467	—	Quarterly	*
Morgan Stanley Prime Property Fund LLC	132,803,112	50,000,000	Quarterly	90
PGIM PRISA I	28,905,772	—	Quarterly	90
PGIM PRISA III	—	68,000,000	Quarterly	90
Principal Enhanced Property Fund LP	32,716,428	11,800,000	Quarterly	90
Prologis Targeted US Logistics	36,332,888	5,800,000	Quarterly	90
RREEF America REIT II, Inc.	35,541,690	8,750,000	Quarterly	45
Sentinel Real Estate Fund	29,012,507	—	Daily	*
Stockbridge Smart Markets Fund	29,978,427	10,000,000	Quarterly	45
Stockbridge Value Fund II	8,675,357	2,348,471	None	None
UBS Trumbull Property G&I Fund	36,694,567	8,000,000	Quarterly	60

*	Written notice required for redemption, no minimum timeline required.

Total Income+ Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

9.	LINE OF CREDIT

Credit Facility – On November 23, 2016, the Fund entered into a secured, revolving line of credit agreement (“Credit Agreement”) with Credit Suisse for investment purposes, subject to the limitations of the 1940 Act for borrowings. Borrowings under the Credit Agreement bear interest at the rate of 3 month LIBOR plus 250 basis points at the time of borrowing. During the year ended September 30, 2017, the average amount of borrowing outstanding was $69,113,818 and the total interest expense was $2,126,676. As of September 30, 2017, the Fund had $73,000,000 of outstanding borrowings under the Credit Agreement.

10.	SUBSEQUENT EVENTS

The Fund completed a quarterly repurchase offer on November 9, 2017 which resulted in 3.68% of the Fund’s shares being repurchased for $30,819,079.

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Except as stated above, management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of

Total Income + Real Estate Fund

We have audited the accompanying statement of assets and liabilities of Total Income + Real Estate Fund, (the “Fund”) including the portfolio of investments, as of September 30, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian and other appropriate parties. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Total Income + Real Estate Fund as of September 30, 2017, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years and periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 28, 2017

Total Income+ Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2017

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years.

Independent Trustees

Name, Birth Year	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Bobby Majumder, 1968	Trustee Since 2012	Partner, Perkins Coie LLP (2013 - Present); Partner, K&L Gates LLP (2005 – 2013)	2	Bluerock Residential Growth REIT, Inc. (2009 – Present)
Clayton Hosterman, 1966	Trustee Since 2014	Director of Business Development for Sage Software, Inc. (2015-present); Principal and Director of Business Development for Banking, Accounting and Reseller Partners, Treasurer’s Choice Processing (2013- 2015); Senior Vice President, Merchant E-Solutions, Inc. (2012- 2013); Group Manager, JPMorgan Chase -Paymentech (2006-2012).	2	None
Romano Tio, 1960	Trustee Since 2012	Co-Founder and Managing Director, RM Capital Management LLC (2009 – Present)	2	Bluerock Residential Growth REIT, Inc. (2009 – Present)

Total Income+ Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2017

Interested Trustees and Officers

Name, Birth Year	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Ramin Kamfar, 1963	Trustee Since 2012	Chairman, Bluerock Real Estate, LLC (2002 – Present)	2	Bluerock Residential Growth REIT (2008 – Present).
James Babb, 1964	Trustee Since 2012	Senior Managing Director, Bluerock Real Estate, LLC (2007 – Present)	2	Bluerock Residential Growth REIT (2009 – 2014).
Jordan Ruddy, 1963	President Since 2013	President, Bluerock Real Estate, LLC (2002 - Present); Chief Executive Officer, CDI Group, Inc. (tradeshow exhibit manufacturer) 2003 – Present)	n/a	n/a
Patrick Kendell, 1977	Treasurer Since 2017	Director Corporate Finance and Accounting, Bluerock Real Estate, LLC (2012 – Present)	n/a	n/a
Michael Konig, 1960	Secretary Since 2012	Attorney / General Counsel, Bluerock Real Estate, LLC (2005 – Present)	n/a	n/a
Patrick Chism*, 1966	Chief Compliance Officer Since 2017	Complex Supervisory Officer, UBS Financial Services (2011 – 2015) Compliance Officer, Franklin Square Investments (2015 – 2016) Director, Vigilant Compliance, LLC (2016 –Present)	n/a	n/a

*	As of September 8, 2017, Patrick Chism replaced William B. Kimme as Chief Compliance Officer.

**	The term of office for each Trustee and officer listed above will continue indefinitely.

***	The term “Fund Complex” refers to the Total Income+ Real Estate Fund and Total Income+ Mortgage Fund

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-459-1059.

NOTICE OF PRIVACY POLICY & PRACTICES

PRIVACY notice

Rev. Aug. 2012

FACTS	WHAT DOES THE TOTAL INCOME+ REAL ESTATE FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Total Income+ Real Estate Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Total Income+ Real Estate Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-855-754-7930

Who we are
Who is providing this notice?	Total Income+ Real Estate Fund
What we do
How does Total Income+ Real Estate Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Total Income+ Real Estate Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■      Affiliates from using your information to market to you

■      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Total Income+ Real Estate Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Total Income+ Real Estate Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Total Income+ Real Estate Fund doesn’t jointly market.

Investment Adviser
Bluerock Fund Advisor, LLC
712 Fifth Avenue, 9th Floor
New York, NY 10019

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-459-1059 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-459-1059.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Romano Tio is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Tio is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $20,500

2016 - $20,500

(b)	Audit-Related Fees

2017 - $0

2016 - $0

(c)	Tax Fees

2017 - $3,000

2016 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - $0

2016 - $0

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2017       2016

Audit-Related Fees:     100.00%   100.00%

Tax Fees:     100.00%    100.00%

All Other Fees:       N/A          N/A

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $0

2016 - $0

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

See attached Exhibit A for the Adviser’s proxy voting policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Jordan B. Ruddy -- Mr. Ruddy has served as a member of the Investment Committee and as President of the Advisor since the inception of the Advisor in 2012. Mr. Ruddy brings over 25 years of institutional real estate investment experience working with some of leading public and private firms in the industry. Mr. Ruddy also serves as Chief Operating Officer of the Advisor’s affiliate, Bluerock, which he joined in 2002 and served as its President until January 2013. Previously, Mr. Ruddy served as a real estate investment banker at Banc of America Securities LLC, and at Smith Barney Inc. and at JP Morgan Chase (previously the Chase Manhattan Bank), and as Vice President of Amerimar Enterprises, a real estate company specializing in value-added investments nationwide. Mr. Ruddy received an M.B.A. degree in Finance and Real Estate in 1995 from The Wharton School of the University of Pennsylvania, and a B.S. degree with high honors in Economics in 1986 from the London School of Economics.

Adam Lotterman -- Mr. Lotterman is a co-founder of the Advisor and served as Associate Portfolio Manager to the Fund from its inception in 2012 until 2013, when he became the Fund’s Portfolio Manager. He has also served as Lead Economist of the Advisor since 2013, having previously served as Associate Economist, and has been a key member of its investment decision making team since its inception in 2012. From 2010 to 2012, Mr. Lotterman was an Adjunct Professor at Nova Southeastern University, where he taught Real Estate Market Analysis in the Masters of Real Estate Development program. From 2011 to 2012, Mr. Lotterman was Vice President, New Business Development for Forman Capital LLC, a private commercial real estate firm. From 2010 to 2011, Mr. Lotterman worked with Bayview Asset Management where he led a team responsible for the valuation and acquisition of loan portfolios ranging in size from $100 million to $40 billion, as well as analysis and formulation of workout strategies on complex non-performing loans. Previously, Mr. Lotterman served as the Senior Analyst for Goodkin Consulting, where he developed extensive experience in real estate consulting, research and analysis on a national level, and with Marcus & Millichap Company, where he produced quarterly economic briefs, leading indicator analyses, demand analyses for acquisitions, market and sub-market analyses. Mr. Lotterman received an M.S. in International Real Estate in 2006 from Florida International University, where he graduated first in class, and a B.S. Degree in microbiology with a minor in chemistry in 1997 from the University of Florida.

As of September 30, 2017, the Co-Portfolio Managers were responsible for the management of the following types of accounts in addition to the Fund:

Jordan Ruddy

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Adam Lotterman

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Because the Co-Portfolio Managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Advisor may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Advisor has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of September 30, 2017, the Portfolio Managers’ ownership of the Fund was as follows:

Portfolio Managers	Dollar Range of Shares Owned
Jordan Ruddy	$50,000 to $100,000
Adam Lotterman	$0

Mr. Ruddy does not receive compensation from the Advisor, but is compensated for his duties with an affiliate of the Advisor. Mr. Lotterman receives from the Advisor a salary and discretionary bonus and a share of the profits, if any, through his ownership share in the Advisor.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Total Income+ Real Estate Fund

By (Signature and Title)

/s/ Jordan B. Ruddy

Jordan B. Ruddy, President

Date: 12/5/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jordan B. Ruddy

Jordan B. Ruddy, President

Date 12/5/2017

By (Signature and Title)

/s/ Patrick Kendell

Patrick Kendell, Treasurer

Date 12/5/2017

APPENDIX A

BLUEROCK FUND ADVISOR, LLC

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policy

Background: Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy: The Advisor will vote proxies on behalf of its individual clients. In order to fulfill its responsibilities under the Advisors Act, the Advisor has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s).

Voting Proxies

1.	All proxies sent to clients that are actually received by the Advisor (to vote on behalf of the client) will be provided to the Operations Unit.

2.	The Operations Unit will generally adhere to the following procedures (subject to limited exception):

(a)	A written record of each proxy received by the Advisor (on behalf of its clients) will be kept in the Advisor’s files;

(b)	The Operations Unit will determine which of the Advisor holds the security to which the proxy relates;

(c)	Prior to voting any proxies, the Operations Unit will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below. If a conflict is identified, the Operations Unit will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

(d)	If no material conflict is identified pursuant to these procedures, the Operations Unit will vote the proxy in accordance with the guidelines set forth below. The Operations Unit will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

Conflicts of Interest

1.	As stated above, in evaluating how to vote a proxy, the Operations Unit will first determine whether there is a conflict of interest related to the proxy in question between Advisor and its Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether the Advisor (or any affiliate of the Advisor) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Advisor.

2	If a conflict is identified and deemed “material” by the Operations Unit, the Advisor will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

3	With respect to material conflicts, the Advisor will determine whether it is appropriate to disclose the conflict to affected clients give such clients the opportunity to vote the proxies in question themselves. However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Advisor has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Advisor will:

(a)	Give the ERISA client the opportunity to vote the proxies in question themselves; or

(b)	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Proxy Voting Guidelines

1.	The Advisor, when acting on behalf of the Fund, must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F) and or Rule 12d1-3:

a.	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

i.	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

ii.	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Disclosure of Procedures

A summary of above these proxy voting procedures will be included in Part 2 of the Advisor’s Form ADV and a Fund client’s SAI, as applicable, and will be updated whenever these policies and procedures are updated. Clients will be provided with contact information as to how they can obtain information about:

(a)   the Advisor’s proxy voting procedures (i.e., a copy of these procedures); and (b) how the Advisor voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Operations Unit will be responsible for maintaining files relating to the Advisor’s proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Advisor. Records of the following will be included in the files:

1.	Copies of these proxy voting policies and procedures, and any amendments thereto;

2.	A copy of each proxy statement that the Advisor actually received; provided, however, that the Advisor may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

3.	A record of each vote that the Advisor casts;

4.	A copy of any document that the Advisor created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

5.	A copy of each written request for information on how the Advisor voted such client’s proxies and a copy of any written response to any request for information on how the Advisor voted proxies on behalf of clients.